UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21496
                                                    -----------

  Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                  Date of reporting period: November 30, 2012
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               NOVEMBER 30, 2012



                             MACQUARIE/FIRST TRUST
                             Global Infrastructure/
                              Utilities Dividend &
                                  Income Fund



                                 FOUR CORNERS
MACQUARIE                     CAPITAL MANAGEMENT                     FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                     UTILITIES DIVIDEND & INCOME FUND (MFD)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2012


Shareholder Letter..........................................................   1
At A Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   8
Statement of Assets and Liabilities.........................................  13
Statement of Operations.....................................................  14
Statements of Changes in Net Assets.........................................  15
Statement of Cash Flows.....................................................  16
Financial Highlights........................................................  17
Notes to Financial Statements...............................................  18
Report of Independent Registered Public Accounting Firm.....................  25
Additional Information......................................................  26
Board of Trustees and Officers..............................................  30
Privacy Policy..............................................................  32


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Macquarie Capital Investment Management LLC ("MCIM") and/or Four Corners Capital Management, LLC ("Four Corners") (MCIM and Four Corners collectively, the "Sub-Advisors"), and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of MCIM and Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

MCIM, FOUR CORNERS AND THE FUND ARE NOT DEPOSIT TAKING INSTITUTIONS FOR THE PURPOSES OF THE BANKING ACT OF 1959 (COMMONWEALTH OF AUSTRALIA) AND THEIR OBLIGATIONS DO NOT REPRESENT DEPOSITS OR OTHER LIABILITIES OF MACQUARIE BANK LIMITED ABN 46 008 583 542. MACQUARIE BANK LIMITED DOES NOT GUARANTEE OR OTHERWISE PROVIDE ASSURANCE IN RESPECT OF THE OBLIGATIONS OF MCIM, FOUR CORNERS OR THE FUND.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                     UTILITIES DIVIDEND & INCOME FUND (MFD)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               NOVEMBER 30, 2012


Dear Shareholders:

I am pleased to present you with the annual report for your investment in Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund").

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed, as I have written previously, that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the New Year and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of Macquarie/First Trust Global
Infrastructure/Utilities Dividend & Income Fund and
Chief Executive Officer of First Trust Advisors L.P.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND "AT A GLANCE"
AS OF NOVEMBER 30, 2012 (UNAUDITED)

--------------------------------------------------------------------------------
FUND STATISTICS
--------------------------------------------------------------------------------

Symbol on New York Stock Exchange                                       MFD
Common Share Price                                                   $14.84
Common Share Net Asset Value ("NAV")                                 $15.91
Premium (Discount) to NAV                                             (6.73)%
Net Assets Applicable to Common Shares                         $135,749,139
Current Quarterly Distribution per Common Share (1)                 $0.3500
Current Annualized Distribution per Common Share                    $1.4000
Current Distribution Rate on Closing Common Share Price (2)            9.43%
Current Distribution Rate on NAV (2)                                   8.80%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
--------------------------------------------------------------------------------
         Common Share Price        NAV
11/11         $13.82             $15.29
               14.39              15.08
               14.27              15.05
               13.89              14.76
               14.45              15.17
12/11          14.21              15.27
               14.70              15.22
               14.51              15.24
               14.83              15.46
1/12           15.43              15.74
               15.50              16.05
               15.90              15.93
               16.17              16.19
2/12           15.60              16.00
               15.89              16.03
               16.01              15.85
               16.04              16.13
3/12           16.15              15.99
               16.00              16.10
               16.00              15.82
               15.94              15.66
               15.76              15.89
4/12           15.77              16.15
               15.48              15.80
               15.58              15.77
               14.90              15.01
5/12           14.23              14.62
               13.60              14.20
               13.89              14.58
               14.30              14.76
6/12           14.67              14.77
               14.73              15.34
               15.27              15.16
               15.40              15.43
               15.45              15.54
7/12           15.62              15.74
               15.56              15.82
               15.90              15.75
               15.80              16.10
8/12           15.39              15.81
               15.81              15.83
               15.81              16.16
               16.08              16.53
               16.08              16.47
9/12           15.82              16.20
               16.00              16.50
               15.67              16.26
               15.64              16.35
10/12          15.54              16.20
               15.48              16.12
               14.96              15.76
               14.08              15.53
               14.92              15.75
11/12          14.84              15.91


-----------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                         ---------------------------------
                                                                                               Inception
                                                  1 Year Ended            5 Years Ended        (3/25/04)
                                                   11/30/2012              11/30/2012        to 11/30/2012
Fund Performance (3)
NAV                                                 15.35%                 -0.83%               8.84%
Market Value                                        15.62%                 -1.20%               7.40%

Index Performance
S&P 500 Utilities Total Return Index                 4.65%                  0.40%               8.68%
-----------------------------------------------------------------------------------------------------------


----------------------------------------------------------
                                                % OF TOTAL
TOP 10 HOLDINGS                                INVESTMENTS
----------------------------------------------------------
Transurban Group                                   6.0%
National Grid plc                                  5.3
Severn Trent plc                                   3.6
Magellan Midstream Partners, L.P.                  3.4
Abertis Infraestructuras S.A.                      3.0
El Paso Pipeline Partners, L.P.                    2.8
Vinci S.A.                                         2.7
Scottish and Southern Energy plc                   2.6
Fraport AG Frankfurt Airport Services Worldwide    2.5
GDF Suez                                           2.4
--------------------------------------------------------
                                        Total     34.3%
                                                 =======


----------------------------------------------------------
                                                % OF TOTAL
INDUSTRY CLASSIFICATION (4)                    INVESTMENTS
----------------------------------------------------------
Transportation Infrastructure                      18.0%
Oil, Gas & Consumable Fuels                        17.0
Multi-Utilities                                    11.1
Electric Utilities                                  9.2
Water Utilities                                     5.7
Construction & Engineering                          2.7
Road & Rail                                         2.6
Media                                               2.1
Independent Power Producers & Energy Traders        2.1
Gas Utilities                                       2.1
Diversified Consumer Services                       0.8
--------------------------------------------------------
                                        Total      73.4%
                                                 =======


----------------------------------------------------------
                                                % OF TOTAL
COUNTRY                                        INVESTMENTS
----------------------------------------------------------

United States (5)                                  46.1%
United Kingdom                                     15.6
Australia                                          10.8
France                                              7.3
Canada                                              6.0
Spain                                               5.5
Germany                                             3.2
Italy                                               2.4
Japan                                               2.0
Switzerland                                         1.1
--------------------------------------------------------
                                        Total     100.0%
                                                 =======

(1) Most recent distribution paid or declared through 11/30/2012. Subject to change in the future.
(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2012. Subject to change in the future.
(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.
(4) Represents the industry classification breakdown for the Core Component of the Fund's portfolio, which includes Common Stocks and Master Limited Partnerships. It excludes the Senior Loan Component of the Fund's portfolio, which industry classification is disclosed in the Portfolio of Investments and makes up the remaining 26.6% of the Fund's portfolio.
(5) The percentage of United States securities includes 26.6% of Senior Floating-Rate Loan Interests.

--------------------------------------------------------------------------------
                          PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                     UTILITIES DIVIDEND & INCOME FUND (MFD)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2012

                              SUB-ADVISORS

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") are the sub-advisors of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund ("MFD" or the "Fund"). Both MCIM and Four Corners operate within the Macquarie Funds Group ("MFG") and are wholly-owned, indirect subsidiaries of Macquarie Group Limited ("Macquarie").

The Fund's Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by MCIM, which started operations in 2004 with the launch of the Fund. MCIM and its Australia-based affiliates manage approximately $2.7 billion of assets as of November 30, 2012, in MFG's Infrastructure Securities portfolios, which includes the Fund.

The Fund's Senior Loan Component is managed by Four Corners. Four Corners was founded in 2001 and became a wholly-owned subsidiary of Macquarie in 2008. Four Corners managed over $1.5 billion of assets as of November 30, 2012, with an emphasis on Senior Loans. Four Corners is a subsidiary of Delaware Asset Advisers ("Delaware"), a series of Delaware Management Business Trust, which is also a wholly-owned subsidiary of Macquarie. Delaware managed over $170 billion in assets across all major asset classes as of November 30, 2012.

MFG is Macquarie's funds management business. MFG is Australia's largest asset manager and a top 40 asset manager globally, with USD $350 billion in assets under management (as at September 30, 2012). MFG is a full-service asset manager, offering a diverse range of products including securities investment management, infrastructure and real estate asset management and fund and equity-based structured products.

                       PORTFOLIO MANAGEMENT TEAM

Mr. Jonathon Ong has replaced Mr. Andrew Maple-Brown as the Co-Portfolio Manager with Mr. Anthony Felton of MFD's Core Component as of November 2012. Mr. Anthony Felton became Co-Portfolio Manager as of June 2012. They are supported by Macquarie Funds Group's Infrastructure Securities team, which is one of the largest and most experienced investment teams specializing in the listed infrastructure sector.

MFD's current portfolio management team is as follows:

ANTHONY FELTON, CFA
CO- PORTFOLIO MANAGER, MFD CORE COMPONENT
PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Mr. Felton joined Macquarie Group in February 2004 and the MFG Infrastructure Securities team in June 2004. He was responsible for the analysis of European stocks before becoming a Portfolio Manager. Mr. Felton has significant experience in the analysis of both regulated infrastructure companies, such as water and electricity/gas transmission/distribution and utilities, as well as user demand infrastructure companies such as airports, toll roads and seaports. Prior to joining Macquarie, Mr. Felton had broad-based financial market experience with Westpac Banking Corporation in Sydney, and West LB and JP Morgan in London between 1999 and 2003. Mr. Felton holds a Bachelor of Commerce - University of New South Wales, and is a CFA charter holder.

JONATHON ONG, CFA
CO- PORTFOLIO MANAGER, MFD CORE COMPONENT
PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Mr. Ong joined the MFG Infrastructure Securities team in Sydney as a Portfolio Manager in January 2008. He has been a member of the team's Investment Committee since then. He has 16 years of investment experience including 10 years as a Portfolio Manager. Prior to joining Macquarie, Mr. Ong held analyst and PM roles at Credit Suisse Asset Management ("CSAM"), where he worked for 8 years in Sydney and Tokyo. His portfolio management and analytical responsibilities were primarily focused on infrastructure and related stocks. Prior to CSAM, he spent 3 years as an Asia-Pacific telecom analyst for Bankers Trust, having started his career as a sell-side analyst in Hong Kong for Kim Eng Securities. Mr. Ong earned a Bachelor of Science degree from the University of Melbourne and a Bachelor of Business (Banking and Finance) from Monash University. Mr. Ong is a CFA charter holder.

--------------------------------------------------------------------------------
                   PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

KEVIN P. LOOME, CFA
CO-PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT
SENIOR VICE PRESIDENT, FOUR CORNERS CAPITAL MANAGEMENT, LLC

Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed-income assets. Prior to joining Delaware Investments in August 2007 in his current position, Mr. Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Mr. Loome received his bachelor's degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

ADAM H. BROWN, CFA
CO-PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT
VICE PRESIDENT, FOUR CORNERS CAPITAL MANAGEMENT, LLC

Adam H. Brown is a portfolio manager on the firm's taxable fixed-income team, with specific responsibilities for the bank loan portfolio. Prior to joining Delaware Investments in April 2011 as part of the firm's integration of Macquarie Four Corners Capital Management, he spent more than nine years with Four Corners, where he was a co-portfolio manager on four collateralized loan obligation (CLO) funds and a senior research analyst supporting noninvestment grade portfolios. Before that, Mr. Brown was with Wachovia Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor's degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

                               COMMENTARY

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership and/or operation of infrastructure and utility assets and are expected to offer reasonably predictable income and attractive yields. The Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's common shareholders will qualify as tax-advantaged dividends.

Under normal market conditions, MFD seeks to invest more than 50% of the Fund's total assets outside the United States. These investments focus on developed economies. MCIM believes that international diversity has two major benefits for investors:

  1. It offers investors exposure to the fundamentals of different economies, thereby affording an alternative to U.S.-domiciled investments; and

  2. By investing in carefully selected developed economies, MFD is expected to provide investors with exposure to a much broader range of infrastructure/utility businesses.

A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.

There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

Global equities began the reporting period on a positive note, continuing the strong run in which they gained around 23% from their low in early October 2011 to the end of March 2012. Global equities then pulled back sharply amidst increasing anxiety and global risk aversion related to the European debt crisis, before recovering to post solid gains in the September quarter. Much of that quarter was characterized by improved investor sentiment due to expectations of further coordinated policy action, despite the generally sluggish economic data and poor business and credit conditions in most of the major developed and emerging economies.

There were several key announcements by central banks in September. After committing to do whatever was needed to defend the Euro at the end of July, the European Central Bank (ECB) announced its Outright Monetary Transactions ("OMT") plan, in which it will engage in unlimited secondary market bond purchases out to three-year maturities. With economic growth well below the economy's long-run sustainable growth rate, the U.S. Federal Reserve announced that it would commence open-ended quantitative easing (QE3) with the purchase of $40 billion worth of mortgage-backed securities per month that will continue until the outlook for the labor market improves substantially. The Fed also extended its low interest rate guidance into mid-2015 and indicated that it will do more if needed.

--------------------------------------------------------------------------------
                   PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

The Fund's fiscal year ended on a positive note as the appetite for risk assets steadily improved on the back of confidence that the U.S. fiscal cliff will be resolved and better than expected economic data, after earlier market concerns about the extent of slower growth.

PERFORMANCE ANALYSIS - CORE COMPONENT

As shown on the performance table, MFD's Net Asset Value ("NAV") total return(1) for the period was 15.35%, ahead of the 4.65% return of the S&P 500 Utilities Total Return Index ("Utilities Index"). Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans, we believe that this Utilities Index offers a frame of reference.

In our view, there were a number of factors driving the Core Component's contribution to the Fund's large positive NAV total return during the period:

  o  The strong performance of regulated utilities stocks;

  o The solid performance of transportation stocks, with good performance from the Toll Roads and Airport sectors, but weakness in the Seaports sector; and

  o The positive performance of energy pipeline stocks, particularly in the U.S. and Canada.

These factors are discussed in further detail below.

Utilities

Regulated utilities businesses such as Electricity and Gas Distribution and Transmission entities strongly outperformed the broader infrastructure sector over the year. They continued to benefit from their defensive nature in the volatile market.

Electricity and gas distribution companies posted strong returns, led by Australian regulated electricity distribution stocks, Spark Infrastructure and SP AusNet. They both benefited from their stable, defensive cash flows and high yield. In Japan, Tokyo Gas performed well. It completed the Chiba-Kashima transmission pipe after six years of construction, which should enable growth in industrial gas volumes. The company also reported strong results and upgraded its guidance. Centrica in the United Kingdom performed well, having reported interim results that were slightly above expectations and maintained full year guidance.

Electricity transmission companies also performed well due to their defensive nature. National Grid in the United Kingdom was up after making significant progress in reaching a new agreement with the electricity and gas markets regulator in the UK. The company also reported results above expectations.

Transportation Infrastructure

The Transportation Infrastructure sectors outperformed during the period, led by several European Toll Roads stocks in southern Europe, despite weakness in the first half of the year. Italy's Atlantia was up strongly on improved macro sentiment, and declining sovereign bond yields. It reported first half results largely in line with expectations and then third quarter traffic data showed some improvement from the first half of the year. Transurban in Australia reported sound results and better than expected revenue growth. Spain's Abertis Infraestructuras acquired OHL Brazil's nine toll road concessions in Brazil - 3226km in all - making it one of the world's largest toll road owners. Vinci in France reported FY 2011 earnings up 7%, in line with expectations. Later in the period, Vinci pulled back a little on concerns relating to adverse tax policy changes and austerity measures in France.

Airport stocks posted strong returns, led by Australian Infrastructure Fund. It entered into a Memorandum of Understanding with Australia's Future Fund for the sale of all of its assets at an implied premium of around 22% to the share price. Sydney Airport and Zurich Airport both posted solid returns, driven by solid passenger volume growth. Zurich Airport also reported strong retail spending by passengers.

By contrast, Seaport stocks detracted from returns. In Germany, Hamburger Hafen und Logistik faced several headwinds - global growth concerns and an unfavorable announcement from an Administrative Court in Germany relating to the dredging of the Elbe River, which is likely to push back the date when the shipping channel may enable larger vessels to access the port. The company lowered earnings guidance for FY12. Australian Seaport and rail operator Asciano underperformed due principally to market concerns over the outlook for coal export demand in its rail business.


-------------------
1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
                   PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

Pipelines

Pipeline stocks in Canada and the U.S. contributed strongly to the Fund's positive return. The sector benefitted from a combination of factors including demand for its attractive yield, merger and acquisition activity, and the continued expansion of shale gas and oil production which requires new pipeline and associated energy infrastructure in order to deliver the increasing supply to the market. The strong performance was led by U.S. Master Limited Partnerships (MLPs). Magellan Midstream Partners LP enhanced its portfolio of assets with a number of crude oil growth projects that drove earnings and distribution growth beyond expectations throughout the year. Enterprise Products Partners LP also benefitted from its asset footprint, announcing new pipeline and midstream projects that provide visibility to its long-term growth prospects. Other notable performers that benefitted from the general thematic include El Paso Pipeline Partners LP, TransCanada Corp and Williams Companies Inc.

The U.S. Dollar

As the Fund was not hedged for currency, the fluctuation in the U.S. Dollar slightly detracted from the Fund's return during the period. The USD appreciated by 4% against the Euro, which comprised around 24% of the Core Component of the Fund (at period-end). The negative contribution was almost entirely offset by the depreciation of the U.S Dollar by 2% each against the British Pound and the Canadian Dollar.(2) Investments in these two currencies comprised around 28% of the Core Component of the Fund (at period-end).

PORTFOLIO COMPOSITION

As of November 30, 2012, the Fund's Core Component was well diversified across 37 positions in global infrastructure stocks, representing 10 countries and 11 sectors. During the period, the main increases in the Fund's weightings were in Oil Gas & Consumables Fuels, Media, and Water Utilities, while the weightings in Electric Utilities and Multi-Utilities were reduced. Sector changes were driven by bottom-up stock selection.

PERFORMANCE ANALYSIS - SENIOR LOAN COMPONENT

The Senior Loan Component is intended to help provide the Fund with a stable, floating-rate income stream over the Fund's floating-rate leverage cost. As floating-rate debt instruments whose interest rates are set at a credit spread (the risk premium) over short-term interest rates, Senior Loans provide income that tends to rise and fall as short-term rates fluctuate, with an approximate 60- to 90-day lag.

The Senior Loan Component of the Fund invests in infrastructure businesses. Therefore, the loans tend to have significant asset collateral and loan ratings generally higher than the S&P/LSTA Leveraged Loan Index ("Loan Index"). The average rating in the Senior Loan Component is BB- vs. the average Loan Index rating between B+ and BB-.

The Loan Index posted a strong 9.4% return for the twelve months ended November 30, 2012. Lower-rated loans outperformed during that period, with BB-rated loans returning 6.7% and single B-rated loans increasing 9.8%. The Senior Loan Component returned 8.4% during the twelve-month period noted above, which is 170 basis points higher than the BB-rated loan returns.

Loan market strength over the past year was seemingly driven by positive investor sentiment across the capital markets, extremely low default rates, strong technical conditions, and an absence of outside shocks. Loan market inflows have been driven by resurgence in the issuance of CLOs. CLO volume reached a post-2007 high for the month of November, as 16 managers raised $8.3 billion of new money, which brought the year-to-date total to $45.8 billion. Retail inflows to daily-access loan mutual funds were positive each of the past five months. Investors put $1.8 billion of new money to work in loan funds in November, which brought year-to-date inflows to approximately $6.6 billon. This is the largest monthly increase since May 2011 and is up from $1.6 billion in October.

Fundamentals remain generally strong, but growth appears to be slowing. Year-over-year earnings before interest taxes depreciation and amortization growth among Loan Index issuers that file publicly slowed to 9% in the third quarter, from 12% in the second quarter, according to data from S&P Capital IQ. The latest reading is the lowest since the first quarter of 2010. The Loan Index default rate is currently 1.28% by amount outstanding and 1.36% by number of issuers.(3)

PERFORMANCE RELATIVE TO THE INDEX

The Utilities Index is a broad barometer of the performance of utility stocks only (not including a broad range of infrastructure sectors) solely in the U.S. By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans.


--------------
2 Source: Bloomberg

3 Source: S&P Capital IQ Leveraged Commentary and Data

--------------------------------------------------------------------------------
                   PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

The Fund outperformed the Utilities Index due to its exposure to the broad range of infrastructure sectors in the Core Component, a number of which outperformed the U.S. utilities. The Fund's Senior Loan Component also outperformed the Loan Index.

One of the factors impacting the return of the Fund relative to its benchmarks was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of valuation changes on Common Share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period.

DISTRIBUTIONS

During the twelve-month period covered by this report, the Fund announced four regularly scheduled quarterly distributions totaling $1.40 per share. In accordance with the Fund's level distribution policy, distributions are expected to be comprised of net investment income, realized short-term capital gains and non-taxable return of capital distributions (which generally are expected to represent unrealized capital appreciation) in order to sustain a stable level of distributions to shareholders. Net long-term capital gain distributions, if any, are expected to be made annually.

MARKET AND FUND OUTLOOK

While the recession in Europe remains mild overall, southern Europe remains particularly reliant on support from policymakers for a sustainable solution to the European sovereign debt crisis. The portfolio retains a cautious stance in relation to Europe, with little exposure to southern European economic growth in particular.

The companies in the portfolio continue to perform largely in line with expectations, their balance sheets are in good shape, and financing is available, demonstrating the resilience of infrastructure in a weaker economic environment.

As interest rates remain very low around the world, reliable sources of yield continue to be sought by investors. We believe the infrastructure sector is well positioned in this environment. There are many infrastructure companies with both sustainable dividends and the potential for dividend growth.

We do not believe equity markets have yet priced the generally positive impact of relatively low bond yields on infrastructure valuations.

We continue to identify what we believe are attractive listed infrastructure opportunities and are looking for opportunities to selectively increase our holding or introduce to the portfolio stocks which we believe are oversold.

The Core Component of the Fund holds what we believe are high quality income-generating stocks, diversified primarily across the Transportation, Utilities and Pipelines sectors. We believe that the portfolio is well positioned to benefit from the several themes we have identified.

We believe that the Fund provides U.S. investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2012

  SHARES                                       DESCRIPTION                                           VALUE
-----------  -------------------------------------------------------------------------------    ---------------
COMMON STOCKS - 81.5%

             AUSTRALIA - 14.2%
    599,316  Asciano Group (a) .............................................................    $     2,720,696
    667,695  Australian Infrastructure Fund (a) ............................................          2,194,945
    992,918  Spark Infrastructure Group (a) (b) ............................................          1,694,205
    525,572  Sydney Airport (a) ............................................................          1,947,132
  1,649,654  Transurban Group (a) ..........................................................         10,691,026
                                                                                                ---------------
                                                                                                     19,248,004
                                                                                                ---------------
             CANADA - 7.8%
    167,685  EnerCare, Inc. (a) ............................................................          1,472,002
    195,571  Northland Power, Inc. (a) .....................................................          3,697,411
     91,033  Pembina Pipeline Corp. (a) ....................................................          2,577,901
     62,837  TransCanada Corp. (a) .........................................................          2,908,588
                                                                                                ---------------
                                                                                                     10,655,902
                                                                                                ---------------
             FRANCE - 9.5%
        504  Aeroports de Paris (a) ........................................................             38,889
    122,105  Eutelsat Communications S.A. (a) ..............................................          3,777,123
    191,876  GDF Suez (a) ..................................................................          4,315,844
    107,426  Vinci S.A. (a) ................................................................          4,739,731
                                                                                                ---------------
                                                                                                     12,871,587
                                                                                                ---------------
             GERMANY - 4.1%
     80,711  Fraport AG Frankfurt Airport Services Worldwide (a) ...........................          4,476,364
     51,539  Hamburger Hafen Und Logistik AG (a) ...........................................          1,162,947
                                                                                                ---------------
                                                                                                      5,639,311
                                                                                                ---------------
             ITALY - 3.1%
    245,021  Atlantia SpA (a) ..............................................................          4,184,008
                                                                                                ---------------
             JAPAN - 2.7%
    451,000  Osaka Gas Co., Ltd. (a) .......................................................          1,772,597
     46,100  West Japan Railway Co. (a) ....................................................          1,842,658
                                                                                                ---------------
                                                                                                      3,615,255
                                                                                                ---------------
             SPAIN - 7.1%
    361,364  Abertis Infraestructuras S.A. (a) .............................................          5,280,104
     91,625  Enagas S.A. (a) ...............................................................          1,875,017
     54,751  Red Electrica Corp. S.A. (a) ..................................................          2,537,069
                                                                                                ---------------
                                                                                                      9,692,190
                                                                                                ---------------
             SWITZERLAND - 1.5%
      4,535  Flughafen Zuerich AG (a) ......................................................          2,003,974
                                                                                                ---------------
             UNITED KINGDOM - 20.4%
    680,654  Centrica plc (a) ..............................................................          3,553,978
    829,793  National Grid plc (a) .........................................................          9,372,660
    200,719  Scottish and Southern Energy plc (a) ..........................................          4,582,551
    249,626  Severn Trent plc (a) ..........................................................          6,459,016
    335,853  United Utilities Group plc (a) ................................................          3,667,069
                                                                                                ---------------
                                                                                                     27,635,274
                                                                                                ---------------


Page 8                  See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS - (CONTINUED)
NOVEMBER 30, 2012

  SHARES/
   UNITS                                      DESCRIPTION                                           VALUE
-----------  -------------------------------------------------------------------------------     --------------
COMMON STOCKS - (CONTINUED)

             UNITED STATES - 11.1%
     58,500  Duke Energy Corp..............................................................           3,733,470
     61,200  PG&E Corp. (a) ...............................................................           2,506,140
     84,700  Southern Co. (a) .............................................................           3,688,685
     80,700  Spectra Energy Corp. (a) .....................................................           2,255,565
     89,600  Williams Cos., Inc. (a) ......................................................           2,942,464
                                                                                                 --------------
                                                                                                     15,126,324
                                                                                                 --------------

             TOTAL COMMON STOCKS ..........................................................         110,671,829
             (Cost $103,804,976)                                                                 --------------


MASTER LIMITED PARTNERSHIPS - 14.4%

             UNITED STATES - 14.4%
    133,412  El Paso Pipeline Partners, L.P. (a) ..........................................           4,980,270
     94,500  Enbridge Energy Partners, L.P. (a) ...........................................           2,742,390
     34,637  Energy Transfer Equity, L.P. (a) .............................................           1,574,944
     81,777  Enterprise Products Partners, L.P. (a) .......................................           4,238,502
    135,262  Magellan Midstream Partners, L.P. (a) ........................................           6,016,454
                                                                                                 --------------

             TOTAL MASTER LIMITED PARTNERSHIPS ............................................          19,552,560
             (Cost $14,733,558)                                                                  --------------

                                                   RATINGS (c)
 PRINCIPAL                                       MOODY'S     S&P                      STATED
   VALUE                DESCRIPTION                (UNAUDITED)       RATE (d)      MATURITY (e)      VALUE
-----------  ---------------------------------  -----------------  -------------   ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 34.7%

             ALTERNATIVE CARRIERS - 3.2%
$  1,392,947 Intelsat Jackson Holdings S.A.,
                Term Loan B ..................   B1          BB-        4.50%       04/02/18     $    1,396,429
   2,900,000 Level 3 Financing, Inc.,
                Term Loan B ..................   Ba3         B+         4.75%       08/01/19          2,914,500
                                                                                                 --------------
                                                                                                      4,310,929
                                                                                                 --------------

             CABLE & SATELLITE - 8.1%
   2,962,324 Bresnan Broadband Holdings,
                LLC, Term Loan B .............   Ba3         BB+        4.50%       12/14/17          2,969,197
   2,985,000 Cequel Communications
                Holdings I, LLC, Term
                Loan B .......................   Ba2         BB-        4.00%       02/14/19          2,992,462
     894,768 Charter Communications Operating,
                LLC, Term Loan C .............   Ba1         BB+        3.46%       09/06/16            898,400
   1,990,000 Charter Communications Operating,
                LLC, Term Loan D .............   Ba1         BB+        4.00%       05/15/19          2,004,428
     164,118 UPC Broadband Holdings B.V.,
                Term Loan T ..................   Ba3         BB-        3.71%       12/31/16            163,263
   1,324,144 UPC Broadband Holdings B.V.,
                Term Loan X ..................   Ba3         B+         3.71%       12/31/17          1,318,463
     598,500 Wide Open West Finance, LLC,
                Term Loan ....................   B1          B          6.25%       07/17/18            604,898
                                                                                                 --------------
                                                                                                     10,951,111
                                                                                                 --------------


                        See Notes to Financial Statements                 Page 9

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS - (CONTINUED)
NOVEMBER 30, 2012

                                                   RATINGS (c)
 PRINCIPAL                                       MOODY'S     S&P                      STATED
   VALUE                DESCRIPTION                (UNAUDITED)       RATE (d)      MATURITY (e)      VALUE
-----------  ---------------------------------  -----------------  -------------   ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - (CONTINUED)

             ELECTRIC UTILITIES - 1.2%
$ 1,661,078  GenOn Energy, Inc.,
                Term Loan ....................   B1          B+         6.50%       09/20/17     $    1,667,307
                                                                                                 --------------
             ENVIRONMENTAL & FACILITIES SERVICES - 1.3%
  1,882,143  EnergySolutions, LLC,
                Term Loan ....................   B2          BB-        6.25%       08/13/16          1,806,067
                                                                                                 --------------
             HEALTH CARE FACILITIES - 9.0%
  3,334,575  CHS/Community Health Systems,
                Inc., Extended Term Loan .....   Ba3         BB     3.86%-3.92%     01/25/17          3,355,416
  3,497,027  HCA, Inc., Term Loan B-2 ........   Ba3         BB         3.61%       03/31/17          3,498,495
    469,758  HCA, Inc., Term Loan B-3 ........   Ba3         BB         3.46%       05/01/18            470,026
  2,955,000  IASIS Healthcare Corp.,
                Term Loan B ..................   Ba3         B          5.00%       05/03/18          2,959,610
  1,950,559  Vanguard Health Systems, Inc.,
                Term Loan B ..................   Ba2         BB-        5.00%       01/29/16          1,963,237
                                                                                                 --------------
                                                                                                     12,246,784
                                                                                                 --------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 6.0%
  1,925,308  AES Corp., Term Loan B ..........   Ba1         BB+        4.25%       06/01/18          1,941,673
  1,470,057  Calpine Corp., Term Loan B1 .....   B1          BB-        4.50%       04/01/18          1,479,097
    493,750  Calpine Corp., Term Loan B2 .....   B1          BB-        4.50%       04/01/18            496,787
  1,221,319  Dynegy, Inc., Term Loan B .......   B2          B          9.25%       08/05/16          1,271,394
    997,500  EquiPower Resources Holdings,
                LLC, Term Loan B .............   Ba3         BB         5.50%       12/21/18          1,000,622
  1,970,038  NRG Energy, Inc.,
                Term Loan B ..................   Baa3        BB+        4.00%       07/01/18          1,987,689
                                                                                                 --------------
                                                                                                      8,177,262
                                                                                                 --------------
             OIL & GAS DRILLING - 0.6%
    750,000  Offshore Group Investment
                Limited ......................   B3          B-         6.25%       10/25/17            738,750
                                                                                                 --------------
             OIL & GAS STORAGE & TRANSPORTATION - 0.7%
    900,000  Energy Transfer Equity, L.P.,
                Term Loan B ..................   Ba2         BB         3.75%       03/26/17            903,861
                                                                                                 --------------
             WIRELESS TELECOMMUNICATION SERVICES - 4.6%
  3,275,250  Crown Castle Operating Co.,
                Term Loan B ..................   Ba2         B+         4.00%       01/31/19          3,291,626
    997,500  Windstream Corp., Term
                Loan B-3 .....................   Baa3        BB+        4.00%       08/08/19            999,745
  2,000,000  Zayo Group LLC,
                Term Loan ....................   B1          B          5.25%       07/02/19          2,012,220
                                                                                                 --------------
                                                                                                      6,303,591
                                                                                                 --------------

             TOTAL SENIOR FLOATING-RATE LOAN INTERESTS                                               47,105,662
             (Cost $46,761,176)                                                                  --------------


Page 10                 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS - (CONTINUED)
NOVEMBER 30, 2012


                                               DESCRIPTION                                           VALUE
             -------------------------------------------------------------------------------     --------------
             TOTAL INVESTMENTS - 130.6% ...................................................      $  177,330,051
             (Cost $165,299,710) (f)

             OUTSTANDING LOAN - (35.0%) ...................................................         (47,500,000)

             NET OTHER ASSETS AND LIABILITIES - 4.4% ......................................           5,919,088
                                                                                                 --------------
             NET ASSETS - 100.0% ..........................................................      $  135,749,139
                                                                                                 ==============
-------------------
(a)   All or a portion of this security serves as collateral on the outstanding loan.
(b)   This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities
      Act of 1933, as amended. This security is not restricted on the
      Australian Exchange and trades freely without any additional registration. As such, it does not require the additional
      disclosure required of restricted securities.
(c)   Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by
      Standard & Poor's Ratings Group are considered to be below investment grade.
(d)   Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are
      generally (i) the lending rate offered by one or more major
      European banks, such as the London Inter-Bank Offered Rate
      ("LIBOR"), (ii) the prime rate offered by one or more United
      States banks or (iii) the certificate of deposit rate. Certain
      Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at November 30, 2012.
(e)   Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior
      Loans may be substantially less than the stated maturities shown.
(f)   Aggregate cost for federal income tax purposes is $165,590,742. As of November 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $16,968,624 and the aggregate gross unrealized
      depreciation for all securities in which there was an excess of tax cost over value was $5,229,315.


                        See Notes to Financial Statements                Page 11

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS - (CONTINUED)
NOVEMBER 30, 2012


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                     LEVEL 2         LEVEL 3
                                                     TOTAL           LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                    VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                        11/30/2012        PRICES          INPUTS          INPUTS
-----------------------------------------------   ------------    ------------    ------------    ------------
Common Stocks*.................................   $ 110,671,829   $ 110,671,829   $         --    $         --
Master Limited Partnerships*...................      19,552,560      19,552,560             --              --
Senior Floating-Rate Loan Interests*...........      47,105,662             --      47,105,662              --
                                                  -------------   -------------   ------------    ------------
TOTAL INVESTMENTS..............................   $ 177,330,051   $ 130,224,389   $ 47,105,662    $         --
                                                  =============   =============   ============    ============

*See Portfolio of Investments for industry or country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of November 30, 2012, the Fund transferred common stocks valued at $50,788,862 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that are now being valued based on quoted prices that were previously fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the New York Stock Exchange close on November 30, 2011 exceeding a certain threshold. See Note 2A - Portfolio Valuation in the Notes to Financial Statements.


Page 12                 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2012


ASSETS:
Investments, at value
    (Cost $165,299,710)........................................................................    $  177,330,051
Cash...........................................................................................         7,396,293
Foreign currency (Cost $137,732)...............................................................           137,785
Prepaid expenses ..............................................................................             6,894
Receivables:
    Investment securities sold.................................................................         2,719,688
    Dividends..................................................................................         1,756,708
    Interest...................................................................................           239,296
                                                                                                   --------------
      Total Assets.............................................................................       189,586,715
                                                                                                   --------------
LIABILITIES:
Outstanding loan...............................................................................        47,500,000
Payables:
    Distributions to Common Shareholders.......................................................         2,986,650
    Investment securities purchased............................................................         2,764,690
    Investment advisory fees (includes Sub-Advisory fees of $276,074)..........................           460,123
    Audit and tax fees.........................................................................            54,200
    Printing fees..............................................................................            18,380
    Custodian fees.............................................................................            13,622
    Administrative fees........................................................................            13,372
    Legal fees.................................................................................             5,890
    Transfer agent fees........................................................................             5,883
    Trustees' fees and expenses................................................................             3,749
    Interest and fees on loan..................................................................             3,049
    Financial reporting fees...................................................................               771
Other liabilities..............................................................................             7,197
                                                                                                   --------------
      Total Liabilities........................................................................        53,837,576
                                                                                                   --------------
NET ASSETS ....................................................................................    $  135,749,139
                                                                                                   ==============
NET ASSETS CONSIST OF:
Paid-in capital ...............................................................................    $  162,955,663
Par value .....................................................................................            85,333
Accumulated net investment income (loss) ......................................................          (476,926)
Accumulated net realized gain (loss) on investments and foreign currency
    transactions...............................................................................       (38,882,972)
Net unrealized appreciation (depreciation) on investments and foreign
    currency translation ......................................................................        12,068,041
                                                                                                   --------------
NET ASSETS ....................................................................................    $  135,749,139
                                                                                                   ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..........................    $        15.91
                                                                                                   ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         8,533,285
                                                                                                   ==============


                        See Notes to Financial Statements                Page 13

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2012


INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,170,920).......................................    $   10,362,835
Interest.......................................................................................         2,340,579
Other..........................................................................................           110,243
                                                                                                   --------------
   Total investment income.....................................................................        12,813,657
                                                                                                   --------------
EXPENSES:
Investment advisory fees (includes Sub-Advisory fees of $1,085,983)............................         1,809,972
Interest and fees on outstanding loan..........................................................           625,914
Administrative fees............................................................................           161,947
Custodian fees.................................................................................           119,550
Printing fees..................................................................................            60,016
Audit and tax fees.............................................................................            54,865
Transfer agent fees............................................................................            38,191
Legal fees.....................................................................................            30,875
Trustees' fees and expenses....................................................................            24,055
Financial reporting fees.......................................................................             9,250
Other..........................................................................................            61,411
                                                                                                   --------------
   Total expenses..............................................................................         2,996,046
                                                                                                   --------------
NET INVESTMENT INCOME (LOSS)...................................................................         9,817,611
                                                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................         (707,764)
   Foreign currency transactions...............................................................         (476,376)
                                                                                                   --------------
Net realized gain (loss).......................................................................       (1,184,140)
                                                                                                   --------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................        10,019,253
   Foreign currency translation................................................................           (12,946)
                                                                                                   --------------
Net change in unrealized appreciation (depreciation)...........................................        10,006,307
                                                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         8,822,167
                                                                                                   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................    $   18,639,778
                                                                                                   ==============


Page 14                 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS


                                                                                             YEAR            YEAR
                                                                                             ENDED           ENDED
                                                                                          11/30/2012      11/30/2011
                                                                                         ------------    ------------
OPERATIONS:
Net investment income (loss).......................................................      $  9,817,611    $ 12,707,062
Net realized gain (loss)...........................................................        (1,184,140)      6,108,172
Net change in unrealized appreciation (depreciation)...............................        10,006,307      (8,116,155)
                                                                                         ------------    ------------
Net increase (decrease) in net assets resulting from operations....................        18,639,778      10,699,079
                                                                                         ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................       (11,212,484)    (12,337,270)
Net realized gain..................................................................                --              --
Return of capital..................................................................          (734,115)             --
                                                                                         ------------    ------------
Total distributions to shareholders................................................       (11,946,599)    (12,337,270)
                                                                                         ------------    ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................                --              --
Repurchase of Common Shares (a)....................................................                --      (8,091,905)
                                                                                         ------------    ------------
Net increase (decrease) in net assets resulting from capital transactions..........                --      (8,091,905)
                                                                                         ------------    ------------
Total increase (decrease) in net assets............................................         6,693,179      (9,730,096)

NET ASSETS:
Beginning of period................................................................       129,055,960     138,786,056
                                                                                         ------------    ------------
End of period......................................................................      $135,749,139    $129,055,960
                                                                                         =============   ============
Accumulated net investment income (loss) at end of period..........................      $   (476,926)   $  1,167,139
                                                                                         ============    ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................         8,533,285       9,077,963
Common Shares repurchased..........................................................                --        (544,678)
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........                --              --
                                                                                         ------------    ------------
Common Shares at end of period.....................................................         8,533,285       8,533,285
                                                                                         ============    ============

------------------------------------------------
(a) On February 24, 2011, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. The program originally expired subject to the earlier of the repurchase of 6% of its outstanding common shares (544,678) or August 23, 2011. On July 19, 2011, the Fund's Board of Trustees authorized the continuation of the Fund's share repurchase program until the earlier of the repurchase of an additional 275,649 shares (for the aggregate of 544,678) or February 23, 2012. The program expired on September 16, 2011. For the year ended November 30, 2011, the Fund repurchased 544,678 of its shares at an average discount of 6.87% from net asset value per share.


                        See Notes to Financial Statements                Page 15

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2012


CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations......      $    18,639,778
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments...........................................        (251,455,384)
   Sales, maturities and paydowns of investments......................         254,010,276
   Return of capital received from investment in MLPs.................           1,046,113
   Net amortization/accretion of premiums/discounts on investments....            (123,549)
   Net realized gain/loss on investments..............................             707,764
   Net change in unrealized appreciation/depreciation on investments..         (10,019,253)

CHANGES IN ASSETS AND LIABILITIES:
   Decrease in interest receivable....................................              55,622
   Increase in dividends receivable (a)...............................            (264,087)
   Decrease in prepaid expenses.......................................               1,291
   Decrease in interest and fees on loan payable......................                (560)
   Increase in investment advisory fees payable.......................              23,747
   Increase in audit and tax fees payable.............................               1,000
   Increase in legal fees payable.....................................               2,386
   Increase in printing fees payable..................................                 878
   Increase in administrative fees payable............................                 538
   Decrease in custodian fees payable.................................             (11,981)
   Increase in transfer agent fees payable............................               2,612
   Decrease in Trustees' fees and expenses payable....................              (2,704)
   Increase in financial reporting fees payable.......................                   1
   Increase in other liabilities payable..............................               2,855
                                                                           ---------------
CASH PROVIDED BY OPERATING ACTIVITIES.................................                              $    12,617,343
                                                                                                    ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders from net investment income....         (11,212,484)
   Return on capital distributions....................................            (734,115)
                                                                           ---------------
CASH USED IN FINANCING ACTIVITIES.....................................                                  (11,946,599)
                                                                                                    ---------------
Increase in cash and foreign currency.................................                                      670,744
Cash and foreign currency at beginning of period......................                                    6,863,334
                                                                                                    ---------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD............................                              $     7,534,078
                                                                                                    ===============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees.....................                              $       626,474
                                                                                                    ===============


------------------------------------------------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(12,946).


Page 16                 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                       YEAR            YEAR             YEAR             YEAR             YEAR
                                                      ENDED           ENDED            ENDED            ENDED             ENDED
                                                    11/30/2012      11/30/2011       11/30/2010       11/30/2009       11/30/2008
                                                   ------------    ------------      ----------       ----------       -----------
Net asset value, beginning of period               $    15.12      $     15.29       $    14.36       $    11.43       $     25.03
                                                   ----------      -----------       ----------       ----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..................          1.15             1.43 (a)         0.55             0.46              1.33
Net realized and unrealized gain (loss) .......          1.04            (0.27)            1.06             3.07            (13.23)
                                                   ----------      -----------       ----------       ----------       -----------
Total from investment operations ..............          2.19             1.16             1.61             3.53            (11.90)
                                                   ----------      -----------       ----------       ----------       -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .........................         (1.31)           (1.40)           (0.68)           (0.11)            (0.93)
Net realized gain .............................            --               --               --               --             (0.73)
Return of capital .............................         (0.09)              --               --            (0.49)            (0.04)
                                                   ----------      -----------       ----------       ----------       -----------
Total from distributions ......................         (1.40)           (1.40)           (0.68)           (0.60)            (1.70)
                                                   ----------      -----------       ----------       ----------       -----------
Capital share repurchases .....................            --             0.07               --               --                --
                                                   ----------      -----------       ----------       ----------       -----------
Net asset value, end of period ................    $    15.91      $     15.12       $    15.29       $    14.36       $     11.43
                                                   ==========      ===========       ==========       ==========       ===========
Market value, end of period ...................    $    14.84      $     14.07       $    13.82       $    11.73       $      8.60
                                                   ==========      ===========       ==========       ==========       ===========
TOTAL RETURN BASED ON NET ASSET VALUE (b)(c)...         15.35%            8.49%           12.31%           33.75%           (48.98)%
                                                   ==========      ===========       ==========       ==========       ===========
TOTAL RETURN BASED ON MARKET VALUE (b) ........         15.62%           11.70%           24.27%           45.08%           (59.56)%
                                                   ==========      ===========       ==========       ==========       ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) .........    $  135,749      $   129,056       $  138,786       $  130,335       $   103,780
Ratio of total expenses to average net assets            2.24%            2.24%            2.36%            2.86%             3.72%
Ratio of total expenses to average net assets
   excluding interest expense .................          1.78%            1.81%            1.77%            1.92%             1.80%
Ratio of net investment income (loss) to
   average net assets .........................          7.35%            8.92%            3.68%            3.76%             6.44%
Portfolio turnover rate .......................           144%              91%              87%              80%               23%
INDEBTEDNESS:
Total loan outstanding (in 000's) .............    $   47,500      $    47,500       $   44,500       $   35,900       $    38,900
Asset coverage per $1,000 of indebtedness (d)..    $    3,858      $     3,717       $    4,119       $    4,630       $     3,668

--------------------
(a)   Per share amounts have been calculated using the average share method.
(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.
(c) In 2008, the Fund received reimbursements from the investment sub-advisor in the amount of $332,025. If this reimbursement was not received, the NAV total return for the year ended November 30, 2008 would have been (49.16)%.
(d) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.


                        See Notes to Financial Statements                Page 17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2012

                              1. FUND DESCRIPTION

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol MFD on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. In pursuit of this objective, the Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's Common Shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends. The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio of equity, debt, preferred or convertible securities and other instruments (for instance, other instruments could include Canadian income trusts and Australian stapled securities) issued by U.S. and non-U.S. issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in the over-the-counter market are valued at their closing bid prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of common stocks and other equity securities will be based on the consideration of all available information, including, but not limited to the following:

    1) the type of security;
    2) the size of the holding;
    3) the initial cost of the security;
    4) transactions in comparable securities;
    5) price quotes from dealers and/or pricing services;
    6) relationships among various securities;
    7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
    8) an analysis of the issuer's financial statements; and
    9) the existence of merger proposals or tender offers that might affect the value of the security.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2012

If the securities in question are foreign securities, the following additional information may be considered:

    1) the value of similar foreign securities traded on other foreign markets;
    2) ADR trading of similar securities;
    3) closed-end fund trading of similar securities;
    4) foreign currency exchange activity;
    5) the trading prices of financial products that are tied to baskets of foreign securities;
    6) factors relating to the event that precipitated the pricing problem;
    7) whether the event is likely to recur; and
    8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees (see above). For certain foreign equity securities a third party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Senior Floating-Rate Loan interests ("Senior Loans")(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

        1) the fundamental business data relating to the issuer;
        2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
        3) the type, size and cost of the security;
        4) the financial statements of the issuer;
        5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;
        6) the information as to any transactions in or offers for the security;
        7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
        8) the coupon payments;
        9) the quality, value and salability of collateral, if any, securing the security;
       10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
       11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
       12) issuer's competitive position within the industry;
       13) issuer's ability to access additional liquidity through public and/or private markets; and
       14) other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

        o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
        o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
               o Quoted prices for similar investments in active markets.
               o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
               o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
               o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.


--------------
1 The terms "security" and "securities" used throughout the Notes to Financial
  Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2012

        o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of November 30, 2012, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

For the year ended November 30, 2012, distributions of $1,046,113 received from Master Limited Partnerships ("MLPs") have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments.

C. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have unfunded delayed draw loan commitments as of November 30, 2012.

D. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the tax year ended November 30, 2012, primarily as a result of book/tax treatment of the Fund's various investments, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $249,192, an increase in accumulated net realized gain (loss) on investments and foreign currency transactions of $252,506 and a decrease to paid-in capital of $3,314. Net assets were not affected by this reclassification.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2012

The tax character of distributions paid during the fiscal years ended November 30, 2012 and November 30, 2011 was as follows:

Distributions paid from:                                 2012          2011

Ordinary income...................................  $  11,212,484  $ 12,337,270
Long-term capital gain............................             --            --
Return of capital.................................        734,115            --

As of November 30, 2012, the distributable earnings and net assets on a tax basis were as follows:


Undistributed ordinary income.....................  $          --
Undistributed capital gains.......................             --
                                                    -------------
Total undistributed earnings......................             --
Accumulated capital and other losses..............    (36,082,216)
Net unrealized appreciation (depreciation)........     11,777,009
                                                    -------------
Total accumulated earnings (losses)...............    (24,305,207)
Other ............................................     (2,986,650)
Paid-in capital...................................    163,040,996
                                                    -------------
Net assets........................................  $ 135,749,139
                                                    =============

F. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At November 30, 2012, the Fund had capital loss carryforward for federal income tax purposes of $35,890,793 expiring as follows:

         EXPIRATION DATE           AMOUNT
         December 31, 2017     $ 34,520,118
         Non-expiring             1,370,675

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2012, the Fund incurred and elected to defer net realized capital losses of $191,423 incurred between November 1, 2012 and November 30, 2012.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2009, 2010, 2011 and 2012 remain open to federal and state audit. As of November 30, 2012, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES:

The Fund pays all expenses directly related to its operations.

H. ACCOUNTING PRONOUNCEMENT:

In May 2011, the Financial Accounting Standards Board ("FASB") issued ASU 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs," modifying Topic 820, "Fair Value Measurements and Disclosures." At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, "Fair Value Measurement." The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers,
(ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2012

in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund's Total Assets up to and including $250 million and 0.35% of the Fund's Total Assets over $250 million. Total Assets are generally defined as average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") serve as the Fund's sub-advisors and manage the Fund's portfolio subject to First Trust's supervision. MCIM manages the Core Component which consists primarily of equity securities and equity-like securities issued by infrastructure issuers and, for its portfolio management services, MCIM is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to MCIM. If the Fund's Total Assets are greater than $250 million, MCIM receives an annual portfolio management fee of 0.65% for that portion of the Fund's Total Assets over $250 million. Four Corners manages the Senior Loan Component and, for its portfolio management services, Four Corners is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to Four Corners.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements.

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer of the Fund and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, each Independent Trustee received an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, the annual amounts paid were $10,000, $5,000 and $2,500, respectively. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms until December 31, 2013 before rotating to serve as chairman of another committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

For the year ended November 30, 2012, the Fund paid brokerage commissions to Macquarie Capital (USA) Inc., an affiliate of MCIM and Four Corners, totaling $27,420.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended November 30, 2012, were $252,053,551 and $256,336,220 respectively.

                                 5. BORROWINGS

The Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage Inc. (the "BNP Paribas Facility"), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed, line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $50,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP Paribas Prime Brokerage Inc. ("BNP") may not terminate the BNP Paribas Facility except under 180 calendar days' prior notice. The interest rate under the BNP Paribas Facility is equal to 3-month LIBOR plus 80 basis points. In addition, the Fund pays a commitment fee of 0.85% on the undrawn amount of the BNP Paribas Facility.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2012

For the year ended November 30, 2012, the daily average amount outstanding under the BNP Paribas Facility was $47,500,000. The high and low annual interest rates during the year ended November 30, 2012 were 1.38% and 1.11%, respectively, and the weighted average interest rate was 1.25%. The interest rate at November 30, 2012 was 1.11%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

INDUSTRY CONCENTRATION RISK: The Fund intends to invest up to 100% of its Total Assets in the securities and instruments of infrastructure issuers. Given this industry concentration, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                               NOVEMBER 30, 2012

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

HIGH-YIELD SECURITIES RISK: The Senior Loans in which the Fund invests are generally considered to be "high-yield" securities. High-yield securities or "junk" bonds, the generic name for securities rated below "BBB-" by one or more ratings agencies, should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree.

High-yield securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. A reduction in an issuer's creditworthiness may result in the bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The market for high-yield securities is smaller and less liquid than that for investment grade securities.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

CREDIT RISK: The Senior Loans in which the Fund invests are also subject to credit risk. Credit risk is the risk of nonpayment of scheduled contractual repayments whether interest and/or principal payments or payments for services. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security or contractual counterparty experiences a decline in its financial status.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"), including the portfolio of investments, as of November 30, 2012 and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the Fund's custodian, agent banks, and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, as of November 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
January 28, 2013

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2012 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2012 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 31, 2012, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                                TAX INFORMATION

Of the ordinary income distributions made by the Fund during the year ended November 30, 2012, 5.11% qualified for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income 62.37% of the ordinary income distributions for the year ended November 30, 2012.

Since the Fund met the requirements of Section 853 of the Code, the Fund hereby elects to pass through to its shareholders credits for foreign taxes paid. The total per share amount of income received by the Fund from sources within foreign countries and possessions of the United States is $1.15 (representing a total of $9,837,204). The total amount of taxes paid to such countries is $0.14 per share (representing a total of $1,157,169) for the year ended November 30, 2012.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund, First Trust High Income Long/Short Fund and First Trust Energy Infrastructure Fund was held on April 18, 2012. At the Annual Meeting, Trustees Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as Class II Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2015. The number of votes cast in favor of Mr. Erickson was 7,510,453, the number of votes against was 194,107 and the number of abstentions was 828,725. The number of votes cast in favor of Mr. Kadlec was 7,507,251, the number of votes against was 197,309, and the number of abstentions was 828,725. James A. Bowen, Niel B. Nielson and Robert F. Keith are the other current and continuing Trustees.

     BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT
                MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"), including the Independent Trustees, approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor"), the Investment Sub-Advisory Agreement (the "Macquarie Sub-Advisory Agreement") among the Fund, the Advisor and Macquarie Capital Investment Management LLC ("Macquarie") and the Investment Sub-Advisory Agreement (the "Four Corners Sub-Advisory Agreement" and together with the Macquarie Sub-Advisory Agreement, the "Sub-Advisory Agreements") among the Fund, the Advisor and Four Corners Capital Management, LLC ("Four Corners"), at a meeting held on June 10-11, 2012. Macquarie and Four Corners are each referred to herein as a "Sub-Advisor" and collectively as the "Sub-Advisors." The Sub-Advisory Agreements are referred to herein together with the Advisory Agreement as the "Agreements." The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and nature of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from the Advisor and each of the Sub-Advisors in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports,

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2012 (UNAUDITED)


among other things, outlined the services provided by the Advisor and the Sub-Advisors (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisors and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisors; any fall-out benefits to the Advisor and the Sub-Advisors; and information on the Advisor's and the Sub-Advisors' compliance programs. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions, and the Independent Trustees and their counsel then met separately to discuss the information provided by the Advisor and the Sub-Advisors, including the supplemental responses. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and each Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisors manage the Fund. The Board also considered that the Agreements were approved by shareholders of the Fund at a meeting held in December 2010.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisors under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisors. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisors' compliance with the 1940 Act and the Fund's investment objective and policies. With respect to the Sub-Advisory Agreements, the Board reviewed the materials provided by Macquarie and Four Corners and considered the services that each Sub-Advisor provides to the Fund, including each Sub-Advisor's day-to-day management of the portion of the Fund's assets allocated to it. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisors under the Agreements have been and are expected to remain satisfactory and that each Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor does not provide advisory services to other funds with investment objectives and policies similar to the Fund's, but does provide services to certain separately managed accounts with investment objectives and policies similar to the Fund's. The Board noted that the Fund's advisory fee rate is different than the advisory fee rate charged to the separately managed accounts, as well as the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fees and how they relate to the Fund's overall advisory fee structure. The Board also considered information provided by the Sub-Advisors as to the fees they charge to other clients, noting that Four Corners does not charge a lower fee to any other client for which it provides comparable services and that Macquarie provides advisory services to a similar closed-end fund and a similar open-end fund at higher fee rates than are charged to the Fund. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of a peer group selected by Lipper and similar data for a separate peer group selected by the Advisor. The Board noted that the Lipper and Advisor peer groups did not include any overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that
(i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different types of leverage which have different costs associated with them or may use no leverage; (iii) most peer funds do not employ an advisor/sub-advisor management structure; and (iv) many of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was above the median of both the Lipper and Advisor peer groups.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the Lipper peer group, as well as to a larger peer universe and to a blended benchmark. In reviewing the Fund's performance as compared to the performance of the Lipper peer group and Lipper peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered the Fund's dividend yield as of March 30, 2012 and an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount of the Advisor peer group over the same period, noting that the Fund's premium/discount was generally indicative of the asset class and market events.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub-Advisors under the Agreements.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2012 (UNAUDITED)


The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board noted the Advisor's statement that economies of scale in providing services to the Fund are not available at current asset levels. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2011, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and considered that the Advisor estimated that it provided services to the Fund at a loss in 2011. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board considered that Macquarie's investment services expenses are generally fixed. The Board considered Macquarie's statement that no economies of scale were realized in 2011 in providing services to the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Macquarie, an unaffiliated third party. The Board also considered data provided by Macquarie as to its profitability with respect to the Fund. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability to Macquarie of the Macquarie Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board considered the fall-out benefits realized by Macquarie from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements.

The Board considered that Four Corners' investment services expenses are both fixed and variable. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Four Corners, an unaffiliated third party. The Board noted that Four Corners did not provide information with respect to the profitability of the Four Corners Sub-Advisory Agreement to Four Corners, but considered that the profitability analysis for the Advisor was more relevant. The Board noted that Four Corners does not maintain any soft-dollar arrangements and that Four Corners did not indicate any material fall-out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2012 (UNAUDITED)


                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                THE FIRST TRUST     OTHER
    NAME, ADDRESS,                   TERM OF OFFICE                                              FUND COMPLEX    TRUSTEESHIPS OR
   DATE OF BIRTH AND                  AND LENGTH OF             PRINCIPAL OCCUPATIONS             OVERSEEN BY     DIRECTORSHIPS
POSITION WITH THE FUND                 SERVICE (2)               DURING PAST 5 YEARS                TRUSTEE      HELD BY TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee       o  Three-Year Term   Physician; President, Wheaton Orthopedics;   98          None
c/o First Trust Advisors L.P.                           Co-Owner and Co-Director (January 1996
120 East Liberty Drive,            o  Since Fund        to May 2007), Sports Med Center for
  Suite 400                           Inception         Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                       Estate Limited Partnership; Member,
D.O.B.: 04/51                                           Sportsmed LLC

Thomas R. Kadlec, Trustee          o  Three-Year Term   President (March 2010 to Present), Senior    98         Director of ADM
c/o First Trust Advisors L.P.                           Vice President and Chief Financial Officer              Investor Services,
120 East Liberty Drive,            o  Since Fund        (May 2007 to March 2010), Vice President                Inc. and ADM
  Suite 400                           Inception         and Chief Financial Officer (1990 to May                Investor Services
Wheaton, IL 60187                                       2007), ADM Investor Services, Inc. (Futures             International
D.O.B.: 11/57                                           Commission Merchant)

Robert F. Keith, Trustee           o  Three-Year Term   President (2003 to Present), Hibs            98         Director of Trust
c/o First Trust Advisors L.P.                           Enterprises (Financial and Management                   Company of
120 East Liberty Drive,            o  Since 2006        Consulting)                                             llinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee           o  Three-Year Term   President and Chief Executive Officer (June  98         Director of
c/o First Trust Advisors L.P.                           2012 to Present), Dew Learning LLC                      Covenant
120 East Liberty Drive,            o  Since Fund        (Educational Products and Services); President          Transport Inc.
  Suite 400                           Inception         (June 2002 to June 2012), Covenant College
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee and     o  Three-Year Term    Chief Executive Officer (December 2010       98        None
Chairman of the Board                                    to Present), President (until December
120 East Liberty Drive,            o  Since Fund         2010), First Trust Advisors L.P. and First
  Suite 400                           Inception          Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                        Board of Directors, BondWave LLC
D.O.B.: 09/55                                            (Software Development Company/
                                                         Investment Advisor) and Stonebridge
                                                         Advisors LLC (Investment Advisor)

-------------------
(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2012 (UNAUDITED)


    NAME, ADDRESS      POSITION AND OFFICES        TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH          WITH FUND             LENGTH OF SERVICE          DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
                                                          OFFICERS(3)
-----------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley       President and Chief          o  Indefinite Term         Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive, Executive Officer                                       and Chief Financial Officer, First Trust Advisors
   Suite 400                                       o  President and Chief     L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                     Executive Officer       Financial Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                         Since January 2012      Company/Investment Advisor) and Stonebridge
                                                                              Advisors LLC (Investment Advisor)
                                                   o  Treasurer, Chief
                                                      Financial Officer and
                                                      Chief Accounting Officer
                                                      From Fund Inception to
                                                      January 2012

James M. Dykas        Treasurer, Chief Financial   o  Indefinite Term         Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive, Officer and Chief Accounting                            President (April 2007 to January 2011), Vice
   Suite 400          Officer                      o  Treasurer, Chief        President (January 2005 to April 2007), First Trust
Wheaton, IL 60187                                     Financial Officer and   Advisors L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66                                         Chief Accounting
                                                      Officer Since
                                                      January 2012

                                                   o  Assistant Treasurer from
                                                      2006 to January 2012

W. Scott Jardine      Secretary and Chief Legal    o  Indefinite Term         General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive, Officer                                                 Trust Portfolios L.P. and BondWave LLC
   Suite 400                                       o  Since Fund Inception    (Software Development Company/Investment
Wheaton, IL 60187                                                             Advisor); Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60                                                                 (Investment Advisor)

Daniel J. Lindquist   Vice President               o  Indefinite Term         Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                         Present), First Trust Advisors L.P. and First Trust
   Suite 400                                       o  Since December 2005     Portfolios L.P. Wheaton, IL 60187
D.O.B.: 02/70

Kristi A. Maher       Assistant Secretary and      o  Indefinite Term         Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive, Chief Compliance Officer                                First Trust Advisors L.P.and First Trust Portfolios
   Suite 400                                       o  Assistant Secretary     L.P.
Wheaton, IL 60187                                     Since Fund Inception
D.O.B.: 12/66
                                                   o  Chief Compliance
                                                      Officer Since January
                                                      2011

-------------------
(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                         NOVEMBER 30, 2012 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o  Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at (800) 621-1675 (First Trust Portfolios) or (800) 222-6822 (First Trust Advisors).

FIRST TRUST



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187


INVESTMENT SUB-ADVISORS
Macquarie Capital Investment Management LLC
125 West 55th Street
New York, NY 10019

Four Corners Capital Management, LLC
2005 Market Street
Philadelphia, PA 19103


ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $48,000 for the fiscal year ended November 30, 2011 and $49,000 for the fiscal year ended November 30, 2012.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph

(a) of this Item were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012. The fees paid in 2011 were for tax consultation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this

Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2011, were $5,200 for the registrant and $6,200 for the registrant's investment adviser, and for the fiscal year ended November 30, 2012, were $0 for the registrant and $4,120 for the registrant's investment adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      (a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

      (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

      (b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are included below.

                           FIRST TRUST ADVISORS L.P.

        MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND &
                                  INCOME FUND

                            PROXY VOTING GUIDELINES

      First Trust Advisors L.P. ("First Trust") serves as investment adviser providing discretionary investment advisory services for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"). Macquarie Capital Investment Management LLC ("MCIM") serves as sub-adviser for the portion of the Fund's investment portfolio invested, or to be invested, in equity securities as well as other securities and instruments issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets in a select group of countries (the "Core Component"). Four Corners Capital Management, LLC serves as sub-adviser for the portion of the Fund's investment portfolio invested, or to be invested, in U.S. dollar denominated senior secured floating-rate loans issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets (the "Senior Loan Component"). As part of these services, First Trust has full responsibility for proxy voting and related duties with respect to the Senior Loan Component and the Core Component. In fulfilling these duties, First Trust and the Fund have adopted the following policies and procedures:

      1. It is First Trust's policy to seek to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

      2. First Trust shall be responsible for the oversight of the Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

      3. First Trust has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to First Trust on the voting of proxies related to securities held by the Fund. ISS provides voting recommendations based on established guidelines and practices. First Trust has adopted these ISS Proxy Voting Guidelines.

      4. With respect to proxies received for the Core Component, First Trust shall review the ISS recommendations and forward such recommendations to MCIM for review. First Trust generally will vote the proxies in accordance with ISS recommendations. MCIM may request that First Trust not vote in accordance with the ISS guidelines and First Trust may review and follow such request, unless First Trust determines that it is unable to follow such request. With respect to proxies received for the Senior Loan Component, First Trust shall review the ISS recommendations and generally will vote the proxies in accordance with ISS recommendations. Notwithstanding the foregoing, First Trust may not vote in accordance with the ISS recommendations if First Trust believes that the specific ISS recommendation is not in the best interests of the Fund.

      5. If First Trust manages the assets or pension fund of a company and any of First Trust's clients hold any securities in that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if First Trust has actual knowledge of any other type of material conflict of interest between itself and the Fund with respect to the voting of a proxy, First Trust shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

      6. If the Fund requests First Trust to follow specific voting guidelines or additional guidelines, First Trust shall review the request and follow such guidelines, unless First Trust determines that it is unable to follow such guidelines. In such case, First Trust shall inform the Fund that it is not able to follow the Fund's request.

      7. First Trust may have clients in addition to the Fund which have provided First Trust with discretionary authority to vote proxies on their behalf. In such cases, First Trust shall follow the same policies and procedures.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF NOVEMBER 30, 2012

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") serve as the registrant's sub-advisers. MCIM manages the Core Component of the registrant, while Four Corners manages the Senior Loan Component of the registrant.

MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Anthony Felton and Jonathon Ong are the co- portfolio managers responsible for the day-to-day management of the

Core Component of the registrant.

                                                              Length of
                                                             ----------
Name                              Title                        Service        Business Experience Past 5 Years
----                              -----                        -------        --------------------------------
Anthony Felton        Fund Co-Portfolio Manager as of        14 years         Mr. Felton joined Macquarie Group in February 2004
                      June 29, 2012                                           and the MFG Infrastructure Securities team in June
                                                                              2004. He was responsible for the analysis of European
                                                                              stocks before becoming a Portfolio Manager.  Mr.
                                                                              Felton has significant experience in the analysis of
                                                                              both regulated infrastructure companies, such as water
                                                                              and electricity/gas transmission/distribution and
                                                                              utilities as well as user demand infrastructure
                                                                              companies such as airports, toll roads and seaports.
                                                                              Prior to joining Macquarie, Mr. Felton had broad based
                                                                              financial market experience with Westpac Banking
                                                                              Corporation in Sydney, and West LB and JP Morgan in
                                                                              London between 1999 and 2003. Mr. Felton holds a
                                                                              Bachelor of Commerce - University of NSW, and is a CFA
                                                                              charter holder.

Jonathon Ong          Fund Co-Portfolio Manager as of        19 years         Mr. Ong joined the MFG Infrastructure Securities team
                      November 9, 2012.                                       in Sydney as a Portfolio Manager in January 2008. He
                                                                              has been a member of the team's Investment Committee
                                                                              since then. He has 16 years of investment experience
                                                                              including 10 years as a Portfolio Manager. Prior to
                                                                              joining Macquarie, Mr. Ong held analyst and PM roles
                                                                              at Credit Suisse Asset Management, where he worked for
                                                                              8 years in Sydney and Tokyo. His portfolio management
                                                                              and analytical responsibilities were primarily
                                                                              focused on infrastructure and related stocks. Prior to
                                                                              CSAM, he spent 3 years as an Asia-Pacific telecom
                                                                              analyst for Bankers Trust, having started his career
                                                                              as a sell-side analyst in Hong Kong for Kim Eng
                                                                              Securities. Mr Ong earned a Bachelor of Science degree
                                                                              from the University of Melbourne and a Bachelor of
                                                                              Business (Banking and Finance) from Monash University.
                                                                              Mr Ong is a CFA charter holder.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF NOVEMBER 30, 2012

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
                                                                                                    Total Assets in
                                                   Total                        No. of Accounts      Accounts where
  Name of Portfolio                               No. of                       where Advisory Fee   Advisory Fee is
     Manager or                                  Accounts                         is Based on          Based on
     Team Member          Type of Accounts        Managed     Total Assets        Performance         Performance
---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
Anthony Felton         Registered Investment         0              0                   0                  $0
                       Companies:
---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
                       Other Pooled Investment       2           $137.0M                0                  $0
                       Vehicles:
---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
                       Other Accounts:               0              0                   0                  $0
---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
Jonathon Ong           Registered Investment         1           $405.0M                0                  $0
                       Companies:
---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
                       Other Pooled Investment       4           $513.4M                0                  $0
                       Vehicles:
---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
                       Other Accounts:               4           $432.5M                0                  $0
---------------------- ------------------------ ------------ ---------------- --------------------- -----------------


      The Advisory fees for these accounts where the advisory fee is based on performance include a base management fee and a performance fee over a specified hurdle rate.

POTENTIAL CONFLICTS OF INTERESTS

MCIM has policies and procedures in place that govern the manner in which allocations of trades will be handled should MCIM effect purchases or sales of the same security for different clients. These procedures address circumstances in which separate purchase or sale orders for the same security are placed for two or more clients, and additionally when purchase or sale orders for the same security are aggregated. MCIM policies detail specific conditions that must be met when aggregating purchase or sale orders for the same security for two or more clients. The Portfolio Manager is responsible for allocating investment opportunities and aggregating orders consistently with the procedures and monthly review by the Chief Compliance Officer of MCIM (or designee) is required.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF NOVEMBER 30, 2012

Compensation consists of fixed remuneration in the form of a base salary, variable (at risk) performance pay in the form of an annual profit share allocation and a long term incentive in the form of stock (applies to Director level employees only). Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from July 1st of that year.

Aggregate staff profit share is linked to Macquarie Group's profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. Retained profit share is invested in the Macquarie Employee Retained Equity Plan (MEREP) to further align employee and shareholder interests as well as enhance Macquarie Group's ability to attract and retain high caliber talent.

The discretionary profit sharing pool is allocated to business areas based primarily on relative contribution to profits taking into account capital usage, and then to individuals with the business areas. Allocations to individuals are based on their performance contribution over the year to March 31st . As part of the annual remuneration review cycle, Directors are entitled to receive an allocation of stock based on their performance over the year. Macquarie Group uses shares to provide a long term equity incentive for senior staff and ensures significant alignment with shareholder interests over the long term. Compensation is not directly based on the pre or post tax performance of the registrant over a certain period. However, performance of the registrant may be one factor taken into account in determining compensation.

In order to assist in retaining its high performance employees, Macquarie will retain a portion of allocated profit share. Retained profit share from 2009 onward will be delivered as Macquarie equity awards through the Macquarie Group Employee Retained Equity Plan ("MEREP"). For any profit share allocation greater than $A50,000, 25 percent of the excess above $A50,000 will be retained in MEREP. More generous retention arrangements apply to employees who have been eligible for seven or more profit share allocations, where the minimum threshold for retention is $A200,000. In these cases, for allocations up to $A200,000, there will be no retention. The retention will be 25 percent of the excess above $A200,000.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

THE INFORMATION BELOW IS AS OF NOVEMBER 30, 2012

----------------------------------- --------------------------------
               Name                 Dollar ($) Range of Fund Shares
                                           Beneficially Owned
----------------------------------- --------------------------------
          Anthony Felton                           $0
----------------------------------- --------------------------------
           Jonathan Ong                            $0
----------------------------------- --------------------------------

FOUR CORNERS CAPITAL MANAGEMENT, LLC:

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS


INFORMATION PROVIDED AS OF NOVEMBER 30, 2012

Adam H. Brown
Co-Portfolio Manager, Senior Loan Component
Vice President, Portfolio Manager, Four Corners Capital Management, LLC

Mr. Brown is a portfolio manager on Four Corners' taxable fixed-income team, with specific responsibilities for the bank loan portfolio. Mr. Brown previously worked with Wachovia Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high-yield bond financings for financial sponsors and corporate issuers. Mr. Brown has been part of the Four Corners team for nine years and over the past year has had a dual role with Four Corners' affiliated investment adviser, Delaware Investments. Since 2007, Mr. Brown has co-managed the Four Corners' collateralized loan obligations and bank loan portfolios with Bob Bernstein and Drew Sweeney. Mr. Brown earned a bachelor's degree from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University. Mr. Brown is also a Chartered Financial Analyst.

Kevin P. Loome
Co-Portfolio Manager, Senior Loan Component, 8/2007- 12/2012
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments, Four Corners Capital Management, LLC

From August 2007 through December 2012, Mr. Loome was the head of the high-yield fixed-income team at Four Corners, responsible for portfolio construction and strategic asset allocation of all high-yield fixed income assets. Prior to joining Delaware Investments, Four Corners' affiliated investment adviser, in August 2007, Mr. Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. Mr. Loome began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Mr. Loome received his bachelor's degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF NOVEMBER 30, 2012.



--------------------------- ------------------------------------- ------------- ------------- ---------------- ----------------
                                                                                               # of Accounts     Total Assets
                                                                      Total                     Managed for       for which
     Name of Portfolio                                                # of                     which Advisory  Advisory Fee is
        Manager or                                                  Accounts        Total     Fee is Based on      Based on
        Team Member                   Type of Accounts               Managed       Assets       Performance      Performance
--------------------------- ------------------------------------- ------------- ------------- ----------------  ----------------
1. Adam H. Brown            Registered Investment Companies:            1         $124.90 M          0                $ 0
                            Other Pooled Investment Vehicles:           0            $0              0                 $0
                            Other Accounts:                            10          $1.08 B           3             $692.35 M
--------------------------- ------------------------------------- ------------- ------------- ----------------  ----------------
2. Kevin P. Loome           Registered Investment Companies:           17          $18.8 B           0                $ 0
                            Other Pooled Investment Vehicles:           0            $ 0             0                $ 0
                            Other Accounts:                            14          $2.5 B            0                $ 0
--------------------------- ------------------------------------- ------------- ------------- ----------------  ----------------

POTENTIAL CONFLICTS OF INTERESTS

Four Corners has a fiduciary duty to provide unbiased advice and to disclose any material conflicts of interest to its clients, as mandated under the Investment Advisers Act of 1940. Furthermore, it is Four Corners' goal to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of the client's strategy, fee arrangements, or the influence of a client or client's beneficiaries.

Four Corners employs various controls to assist in the disclosure and management of potential conflicts of interest and maintains policies (including Four Corners' Code of Ethics and a trade allocation policy) that are designed to mitigate any such conflicts. In instances where unique requirements or restrictions are required due to the identification of different conflicts, Four Corners will typically establish additional policies and controls or develop alternate processing requirements to assist in the mitigation of these conflicts.


(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

PORTFOLIO MANAGER COMPENSATION

Information provided as of November 30, 2012.

Each named portfolio manager receives a fixed base salary in recognition of their contributions. Each named portfolio manager is also eligible to receive an annual cash bonus which is fully discretionary and based on quantitative and qualitative factors. Portfolio managers may be awarded incentive unit awards and may participate in benefit plans and programs available generally to all employees.

Base Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms. Each portfolio manager's bonus is determined based on quantitative and qualitative factors. The portfolio managers and the management team have no direct incentive to take undue risks when individual fund performance is lagging.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according to the Fund's Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the BNY Mellon, eVestment Alliance, and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the top 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager's actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers may be awarded incentive units awards ("Awards") relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the "Plan") adopted on November 30, 2010. Awards are no longer granted under the Delaware Investments U.S. Inc., Incentive Compensation Plan, which was established in 2001.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of November 30, 2012

----------------------------------- --------------------------------
               Name                   Dollar Range of Fund Shares
                                           Beneficially Owned
----------------------------------- --------------------------------
          Adam H. Brown                            $0
          Kevin P. Loome                           $0
----------------------------------- --------------------------------

(B)      Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Fund's share repurchase program ended on 2/23/12, but all the shares were repurchased by 9/16/11.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)        Macquarie/First Trust Global Infrastructure/Utilities
                                    Dividend & Income Fund
              ------------------------------------------------------------------

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  January 28, 2013
     ----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  January 28, 2013
     ----------------------

By (Signature and Title)*       /s/ James  M.  Dykas
                                ------------------------------------------------
                                James  M.  Dykas, Treasurer,
                                Chief Financial Officer and
                                Chief Accounting Officer
                                (principal financial officer)

Date  January 28, 2013
     ----------------------

* Print the name and title of each signing officer under his or her signature.